Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.366.1492

Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

SEMI-ANNUAL REPORT – 6/30/2009

FOR CONTRACT HOLDERS OF:	Commonwealth Annuity Advantage IV
Commonwealth Annuity Preferred Plus and
Commonwealth Annuity Horizon

September 23, 2009

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC 20549

Subj:	Commonwealth Annuity Separate Account A 1940 Act Registration Number: 811-22024 1933 Act Registration Numbers: 333-141045, 333-141019 and 333-157121 CIK: 0001391312 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Annuity Separate Account A, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	August 24, 2009
AIM Variable Insurance Funds	896435	August 26, 2009
AllianceBernstein Variable Products Series Fund, Inc.	825316	August 24, 2009
Fidelity Variable Insurance Products Fund II	831016	August 21, 2009
Franklin Templeton Variable Insurance Products Trust	837274	August 24, 2009
Janus Aspen Series	906185	August 27, 2009
MFS® Variable Insurance TrustSM	918571	September 1, 2009
Oppenheimer Variable Account Funds	752737	August 24, 2009
Pioneer Variable Contracts Trust	930709	September 1, 2009
Goldman Sachs Trust	822977	September 3, 2009 September 3, 2009 May 6, 2009

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Vice President, General Counsel and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772